UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2021

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On July 8, 2021, the Board of Directors of Unico American Corporation (the “Company”) appointed Renai J. Effarah to Treasurer and Chief Financial Officer of the Company, effective immediately. Ms. Effarah, the Company’s Controller, Vice President, Assistant Treasurer, and Assistant Secretary, will succeed Mr. Budnitsky, who currently serves as the Company’s Chief Operations Officer and Secretary, and, on an interim basis, as the Company’s Chief Executive Officer and President.

Ms. Effarah, age 47, has served as Controller of the Company since March 2017 and as Vice President, Assistant Treasurer, and Assistant Secretary of the Company since November 2020. Ms. Effarah was responsible for various accounting and finance functions, including cash management, financial reporting, Sarbanes Oxley compliance, and overseeing the day to day operations of the accounting department. From May 2009 until March 2017, Ms. Effarah did not hold a full-time position. From April 2007 until May 2009, Ms. Effarah worked at Allianz Global Corporate & Specialty as Director of Accounting. Prior thereto, Ms. Effarah worked at KPMG LLP for approximately 8 years in the insurance practice, reaching a senior audit manager level. Ms. Effarah received a Bachelor of Science degree in Business Administration with an option in Accounting Theory and Practice from California State University, Northridge.

Ms. Effarah will receive an annual salary of $215,000 in addition to the employee benefits that are customarily provided by the Company to its executive officers. Ms. Effarah will also be granted a one-time equity award of 7,500 non-qualified stock options and 7,500 shares of restricted stock.

There are no transactions in which Ms. Effarah has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: July 13, 2021	By:	/s/ Renai J. Effarah
	Name:	Renai J. Effarah
	Title:	Treasurer and Chief Financial Officer